                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        IRVINE SENSORS CORPORATION
               (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                          IRVINE SENSORS CORPORATION

                        3001 Redhill Avenue, Building 4
                          Costa Mesa, California 92626


                                                                February 5, 2001

To the Stockholders of Irvine Sensors Corporation:

     The Annual Meeting of Stockholders of Irvine Sensors Corporation will be held at the Wyndham Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California, on Wednesday, March 7, 2001, at 2:00 p.m., California time.

     The Annual Report for fiscal 2000 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

     The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

     Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.


                                            Sincerely yours,


                                            James Alexiou
                                            Chairman of the Board

                          IRVINE SENSORS CORPORATION

           Notice of Annual Meeting of Stockholders - March 7, 2001

TO THE STOCKHOLDERS OF IRVINE SENSORS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Irvine Sensors Corporation, a Delaware corporation (the "Company"), will be held on Wednesday, March 7, 2001 at 2:00 p.m., California time, at the Wyndham Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California for the following purposes:

     1.   To elect directors to serve for the ensuing year.

     2. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's common stock to 80,000,000.

     3.   To approve the adoption of the Company's 2001 Stock Option Plan.

     4. To ratify the appointment of Grant Thornton LLP as independent accountants of the Company for the fiscal year ending September 30, 2001.

     5. To transact such other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on January 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, in order to ensure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                   By Order of the Board of Directors


                                   Joanne S. Carson,
                                   Secretary
Costa Mesa, California
February 5, 2001

                          IRVINE SENSORS CORPORATION

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

                        SOLICITATION AND VOTING RIGHTS

General

     The enclosed proxy is solicited by and on behalf of Irvine Sensors Corporation (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, March 7, 2001 at 2:00 p.m., California time, or at any postponements or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Wyndham Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California. All expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be paid by the Company. In addition to solicitation by mail, certain officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personal call. These proxy solicitation materials were mailed on or about February 5, 2001, together with the Company's 2000 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

     The Company's principal executive offices are located at 3001 Redhill Avenue, Building 4, Costa Mesa, California 92626 and its telephone number is
(714) 549-8211.

Voting of Securities

     Irvine Sensors Corporation is a corporation existing and organized under the laws of the State of Delaware. The Company's Board of Directors has fixed the close of business on January 26, 2001 as the record date (the "Record Date") for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. The Company has authorized two classes of voting securities: Common Stock (60,000,000 shares authorized) and Preferred Stock (500,000 shares authorized). As of the Record Date, there are 46,746,700 shares of Common Stock outstanding, 4,300 shares of Series B Preferred Stock outstanding, and 2,300 shares of Series C Preferred Stock outstanding. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock (the Preferred Stock being counted on the basis of its per share voting entitlement) entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting.

     On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock and that number of shares of Common Stock into which the Series B Preferred Stock and Series C Preferred Stock, as the case may be, are currently convertible. The Series B and C Preferred convert into 50 shares of Common Stock for each share of Preferred.
As a class, the Preferred Stock is entitled to 329,850 votes on each matter to come before the Annual Meeting; however, in all matters to come before the Annual Meeting, the Common Stock and the Series B and C Preferred Stock will vote together as a single class. Abstentions and broker-non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and therefore will have the effect of a negative vote. Broker-non-votes are not counted for purposes of determining whether a proposal has been approved.

     Under the Company's Certificate of Incorporation, cumulative voting is permitted in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate his votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker "non-votes."

Revocability of Proxies

     At the Annual Meeting, valid proxies will be voted as specified by the stockholder. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking the proxy. A stockholder's attendance at the Annual Meeting will not revoke the stockholder's proxy unless the stockholder affirmatively indicates at the Annual Meeting the intention to vote the stockholder's shares in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and he wishes to vote in person at the Annual Meeting, he must obtain from the record holder a proxy issued in his name.

Deadline for Receipt of Stockholder Proposals

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 2002 must be received by the Company no later than October 8, 2001, in order for them to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and utilize certified mail-return receipt requested in order to provide proof of timely receipt. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Company's By-laws and conditions established by the Securities and Exchange Commission. Two proposals were received with respect to the Annual Meeting scheduled for March 7, 2001. After review by the Company's management and the Staff of the Division of Corporation Finance of the Securities and Exchange Commission, these proposals were deemed to be on subject matters not required to be included in the Company's Proxy Statement and form of Proxy for the Annual Meeting scheduled for March 7, 2001. If the proposing stockholders solicit their own proxies in accordance with the rules and regulations of the SEC and properly bring the issues before the stockholders at the Annual Meeting, management's Proxies will use their discretionary authority to vote AGAINST the proposals.

Electronic Access for Future Proxy Material

     The enclosed proxy also offers stockholders the option to access materials for any future stockholder meeting electronically via the Internet. A stockholder who consents to accessing such materials electronically may revoke such consent at any time. The Company will continue to distribute printed materials for future stockholder meetings to stockholders who do not consent to access such materials electronically.

                                PROPOSAL NO. 1
                     NOMINATION AND ELECTION OF DIRECTORS

Nominees

     The Company's By-laws provide for a board of not less than six nor more than eleven directors. The By-laws, as currently in effect, provide for a board of seven directors, as of this Annual Meeting, March 7, 2001. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and has qualified, or until such director's earlier death, resignation or removal. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the Company's seven nominees named below. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting or any postponements or adjournments thereof, the Proxies will be voted for any substitute nominee who shall be designated by the Proxy holders or Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the Proxy holders intend to vote all Proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the Proxy holders. Accordingly, the Company seeks discretionary authority to cumulate votes. It is not expected that any nominee will be unable or will decline to serve as director.

Required Vote

     Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. The seven nominees receiving the most votes will be elected as the Board of Directors for the coming year. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

      The Board recommends voting "FOR" the seven nominees listed below.

     The names of the Company's nominees for director, their ages as of March 7, 2001 and certain information about them, are set forth below:

  Name                                     Age         Position with Company/Principal Occupation
  ----                                     ---         ------------------------------------------

  Mel R. Brashears                          55         Director

  Marc Dumont                               57         Director

  Maurice C. ("Michael") Inman, Jr.         69         Director

  Thomas M. Kelly                           59         Director

  Robert G. Richards                        73         President, Chief Executive Officer
                                                       and Director

  Wolfgang Seidel                           58         Director

  Vincent F. Sollitto, Jr.                  52         Director

     Dr. Brashears has been Chairman and Chief Executive Officer of the Company's iNetWorks Corporation subsidiary since October 2000. He has also been a director of ISC since December 2000. From October through December 2000, he was also a Senior Vice President of Irvine Sensors, a position he resigned after becoming a director. From January 1999 to September 2000, he was self-employed. From January 1996 through December 1998, he was President and Chief Operating Officer of Lockheed Martin's $8B Space & Strategic Missiles Sector. Prior to 1996, Dr. Brashears held numerous positions in a 27-year career of increasing management responsibility with Lockheed and its successors. Dr. Brashears is a graduate of the University of Missouri with B. S., M. S. and Ph.D. degrees in engineering.

     Mr. Dumont became a director of the Company in April 1994. Mr. Dumont has been an international consultant and financial advisor for more than five years. Mr. Dumont is also on the Board of Directors of Novalog since October 1996. From January 1981 to March 1995, Mr. Dumont was President of PSA International S.A., a PSA Peugeot Citroen Group company. Mr. Dumont is a graduate of the University of Louvain, Belgium with degrees in Electrical Engineering and Applied Economics and holds an MBA from the University of Chicago.

     Mr. Inman has been a director of the Company since January 2001. He is the principal of Inman and Associates, P.C., a law firm specializing in international labor matters. From 1996 through 1998, Mr. Inman was Chairman of Inman, Steinberg, Nye & Stone. P.C., a law firm, and from 1987 to 1996, he was Senior Partner of Inman, Weisz & Steinberg, also a law firm. From 1981 to 1986, Mr. Inman was General Counsel and Chief Legal Officer of the U.S. Immigration and Naturalization Service, in which capacity he represented the U.S. Government in various international matters. Mr. Inman has a B.S. degree in Finance from the University of California at Los Angeles and an L.L.B. (J.D.) from Harvard Law School.

     Dr. Kelly became a director of the Company in October 2000 and has been a director of its Silicon Film subsidiary since its organization in August 1998. From 1968 until his retirement in early 1998, Dr. Kelly held positions of increasing responsibility with Eastman Kodak Company. Most recently, he served as Director of Kodak's Digital Products Center, General Manager of all Digital Capture Products, and General Manager of Digital Camera Products. Dr. Kelly led the development of Kodak's initial digital cameras and worked closely with Apple Computer on the launch of the first consumer digital camera. Dr. Kelly holds a Ph.D. in Physics from Wayne State University and a B.S. in Physics from LeMoyne College.

     Mr. Richards has been President and Chief Executive Officer of the Company since June 2000, a director since January 2001 and a director of the Company's iNetWorks subsidiary since October 2000. Since April 1999, Mr. Richards has also served as a member of the Company's Scientific Advisory Board. Mr. Richards retired as President of Aerojet Electronic Systems Division in 1993. He is co-author of the book, Infrared Physics and Engineering, published by McGraw-Hill, and has an M.A. degree from the University of California at Berkeley.

     Mr. Seidel has been a director of the Company since June 1999. He is principal of a management consulting firm specializing in mergers and acquisitions, Seidel and Partner, located in Munich, Germany. He has held this position since 1992. Prior to this time, Mr. Seidel was a principal in the acquisition, management and sale of German companies. Mr. Seidel holds a masters degree (Dipl. Ing) in Mechanical and Aircraft Engineering from Munich Technical University.

     Mr. Sollitto has been a director of the Company since October 1997. He is the Chief Executive Officer of Photon Dynamics, Inc., a position he has held since June 1996. Photon Dynamics is a provider of yield management solutions to the flat panel display industry. Prior to joining Photon Dynamics, Mr. Sollitto was with Fujitsu Microelectronics, Inc. from September 1993 to February 1996 as General Manager of its Business Unit Operations. Mr. Sollitto is also a director of Photon Dynamics, as well as Ultratech Stepper, Inc., a manufacturer of photolithographic equipment for the semiconductor industry, and Applied

Films Corporation, a provider of thin film-coated glass and film coating equipment for the flat panel display industry. A graduate of Tufts College, Mr. Sollitto holds a B.S. degree in Electrical Engineering.

     Directors and officers are elected on an annual basis. The term of each director expires at the Company's next annual meeting of stockholders or at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board of Directors.

     There are no family relationships between any director nominee, executive officer or other key personnel and any other director nominee, executive officer or other key personnel of the Company.

Possible Stockholder Nominations

     In connection with this Annual Meeting, the Company timely received from two stockholders notice of two additional nominations for minority representation on the board of directors that may be made at the Annual Meeting. The Board of Directors, in selecting this year's management slate, decided to establish a smaller Board consisting of seven members, each of which had extensive industrial, government or financial contacts useful to the Company's business plan, thereby leaving room for later expansion of the Board in the event that future key strategic or financial partners seek Board representation. Accordingly, the Board declined to include on management's slate either of these suggested stockholder nominations, and the Company is not soliciting proxies with respect to these nominations. In order to permit the Company's stockholders to consider those additional possible nominations, the nominating stockholders or their designated representatives must appear at the Annual Meeting and formally nominate the individuals set forth in their respective notices. As of the date of this Proxy Statement, management has no definitive information concerning the final intentions of the noticing stockholders, in particular whether they intend to solicit proxies in accordance with the rules and regulations of the SEC. Management strongly believes that the election of stockholder nominees to the Board could hinder the Board's effectiveness by impacting its collegiality and causing loss of industrial, governmental and financial contacts represented by any management nominees displaced by stockholder nominees. Moreover, no management nominees have consented to serve with non-management nominees, if elected, and may decide that it is not in their respective best interests to serve on a board with one or more stockholder-nominated members due to potential liability and other concerns.

     Management's designated Proxies will not vote in favor of any of the non-management nominees, if any stand for election at the Annual Meeting, and urge all stockholders to vote FOR the Company's seven nominees listed above.

Compensation of Directors

     Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 2000, directors who were not employees of the Company received $2,000 for each board meeting attended, $500 for each Audit or Compensation Committee meeting attended and were reimbursed for reasonable travel and other expenses.

Board Meetings and Committees

     The Board of Directors held a total of seven meetings during the fiscal year ended October 1, 2000 and took action by unanimous written consent on 11 occasions. No director attended fewer than 75% of the meetings of the Board of Directors or committees of which he or she was a member during the fiscal year ended October 1, 2000.

     The Audit Committee of the Board of Directors met twice during the fiscal year ended October 1, 2000 and consulted telephonically with the Company's auditors once each quarter. This Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our accountants, the scope of the annual audits, fees to be paid to our accountants, the performance of our accountants and our accounting practices. During fiscal 2000, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters that required formal review. The current members of the Audit Committee are Messrs. James Alexiou, Kelly and Sollitto. A new board member will be appointed to replace Mr. Alexiou on the Audit Committee upon his retirement from the Board as of the Annual Meeting.

     The Compensation Committee of the Board of Directors met three times during the fiscal year ended October 1, 2000. This Committee makes recommendations to the Board of Directors as to the salaries of officers, administers the Company's executive bonus programs and recommends to the Board the award of stock options to key employees, officers and directors. The current members of the Compensation Committee are General Frank Ragano and Messrs. Alexiou, Dumont and Seidel. General Ragano and Mr. Alexiou are both retiring from the Board as of the Annual Meeting, and at least one new member will be appointed to the Compensation Committee following the election of the new Board at the Annual Meeting.

     The Company had a temporary nominating committee consisting of Messrs. Kelly, Seidel and Sollitto to review and make recommendations to the Board for management nominees for election to the Board at the Annual Meeting. The Company does not have a permanent nominating committee or any committee permanently performing the functions of a nominating committee.

Executive Officers

     The names of the Company's current executive officers who are not also directors of the Company and certain information about each of them are set forth below:

     Bernhard Baumgartner, age 52, has been Senior Vice President and General Manager of the Company's Commercial Products Group and a director of its Novalog, MSI and Silicon Film subsidiaries since December 2000. From February 1998 through November 2000, he was President and CEO of Krones Inc., the U.S. subsidiary of a German company specializing in industrial control systems and hardware. From April 1994 to January 1998, he was CEO of Kettner, O+H, a German supplier in the same industry. Mr. Baumgartner has an MBA from International Institute for Management Development, Switzerland, an International Senior Management Program Certificate from Harvard Business School and a M.S. in Civil Engineering from the University of Graz, Austria.

     John C. Carson, age 62, is a co-founder of the Company and has served as a Senior Vice President since April 1982 and as a director since the Company's inception in 1974 until January 2001. He was elected Chief Technical Officer in February 1997. Mr. Carson also serves as a director of MSI (since October 1997) and iNetWorks (since November 2000). Mr. Carson has been awarded 15 patents for smart sensors, 3D packaging and single processing architectures, including neural networks. Mr. Carson holds a B S. in Physics from the Massachusetts Institute of Technology.

     John J. Stuart, age 61, joined the Company in January 1983 as its Manager of Special Projects and Communications, became the Company's Chief Financial Officer and Treasurer in July 1985, and a Vice President in June 1995. He relinquished the position of Treasurer in February 1995. Effective October 1998, Mr. Stuart re-assumed the position of Treasurer in addition to his other responsibilities. Mr. Stuart has been an Advisory Member of the Company's Board of Directors since November 1998. Mr. Stuart is also a member of the Board of Directors and is Vice President of Finance and Chief Financial Officer of Novalog (since October 1995), MSI (since October 1997), RedHawk Vision (since March 2000) and iNetWorks (since October 2000). He was also Chief Financial Officer of Silicon Film Technologies from its organization in August 1998 until May 1999. Mr. Stuart holds a B.S. in Industrial Management from the Massachusetts Institute of Technology.

                                PROPOSAL NO. 2
             AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
         THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK

     The Board of Directors has recommended and declared advisable the adoption of a resolution to amend the Certificate of Incorporation of the Company to increase the number of shares of Common Stock, $0.01 par value, that the Company is authorized to issue from 60,000,000 shares to 80,000,000 shares, $0.01 par value, and other terms applicable to the existing Common Stock (the "Share Increase Amendment").

     If adopted, the first paragraph of Article IV of the Certificate of Incorporation will be amended to read substantially in the form set forth in Appendix A hereto. If changes are required in the Share Increase Amendment by the Delaware Secretary of State, the officers of the Company shall be authorized, by the approval given by the stockholders for the Share Increase Amendment, to make any such necessary changes in the language of the Share Increase Amendment as required by the Delaware Secretary of State.

     Under the present Certificate of Incorporation, the total number of shares of all classes of capital stock that the Company has authority to issue is 60,500,000 shares, divided into 500,000 shares of Preferred Stock, $0.01 par value and 60,000,000 shares of Common Stock, $0.01 par value.

     On the Record Date, there were approximately 46,746,700 shares of Common Stock issued and outstanding and an aggregate of approximately 8,499,200 shares were reserved for issuance upon conversion of convertible securities, and upon exercise of outstanding warrants and stock options.

     Therefore, on the Record Date only approximately 5,054,100 shares of Common Stock remained unissued and unreserved. If the proposed Share Increase Amendment is approved, in the aggregate there will be approximately 25,054,100 shares of Common Stock available for issuance. The number of authorized shares of Preferred Stock will not be changed by the proposed Share Increase Amendment.

     The Company sought and received stockholder approval at its last Annual Meeting to amend its Certificate of Incorporation to increase the number of shares of Common Stock that the Company was authorized to issue to 60,000,000 shares, This action was taken to allow the Company the flexibility to deal with future financing needs and other corporate purposes without incurring the expense and delay of a special stockholders meeting.

     As a result of this stockholder approval, the Company was able both increase its working capital and to support the commercialization activities of its subsidiaries during fiscal 2000, including laying the product development and market research groundwork for its most recently-created subsidiary, iNetWorks Corporation. Based on this groundwork, the Company currently believes that iNetWorks may represent the largest and potentially most rewarding business opportunity that it has sought to pursue to date. Third party market research confirms the existence of a rapidly growing, multi-billion dollar opportunity related to ultra-high-speed telecommunications and Internet routers, the market that iNetWorks is seeking to address and that is currently dominated by industry giant, Cisco Systems, Inc. The Company recognizes that, in addition to Cisco, other extremely large, and successful companies are already present in this market, and therefore, despite the size of the potential opportunity, there is no assurance that iNetWorks will be able to successfully compete. However, without substantial additional resources, it is clear that there will be little or no chance of success.

     In accord with the size of the market, the amount of money required to pursue this opportunity is large and beyond the present capability of the Company or iNetWorks to provide on its own. Furthermore, even if financial resources of this scale were available internally, strategic considerations strongly suggest that iNetWorks should seek appropriate strategic and financial partners in order to achieve market credibility. iNetWorks is seeking such partnerships, although there can be no guarantee that it will be successful in securing them. The Board of Directors believes that the success of iNetWorks' partnership strategy, its valuation and its ultimate contribution to the Company's stockholder value can be highly impacted by the amount of financial resources that iNetWorks can contribute to such potential partnerships. The Board of Directors strongly believes that it is desirable for the Company to have broad discretion to participate in the financing of iNetWorks, thereby enhancing the prospects for iNetWorks' success and preserving as much potential for return to the Company as possible. Since the timing and form of such financings and related strategic partnerships, if any, is unpredictable and the time and expense required to call and conduct a special stockholders meeting is significant, the Board of Directors believes that the Company's Certificate of Incorporation should be amended to allow the Company additional flexibility to issue shares of Common Stock, thereby increasing its discretion with respect to such potential financings.

     In addition to supporting possible future iNetWorks financings, approval of additional authorized shares of Common Stock could support, as the occasion may arise, possible future financing and acquisition transactions, stock dividends or splits, stock issuances pursuant to employee benefit plans and other proper corporate purposes of the Company. In addition, this proposal would give the Board greater flexibility in responding to unsolicited takeover attempts. If the Board were to oppose such a takeover attempt, it could (within the limits imposed by applicable law and any applicable rules of any stock exchange on which the Company's Common Stock may then be listed) issue shares of authorized and unissued Common Stock in one or more transactions or it could issue authorized and unissued shares of Preferred Stock with terms, provisions and rights that would make a takeover of the Company more difficult and, therefore, less likely. Any such issuance of additional stock could be used to dilute the stock ownership of persons seeking to obtain control of the company. The additional shares of Common Stock would be available for issuance without further action by the stockholders of the Company, unless such action is required by applicable law or under the rules of any stock exchange on which the Company's Common Stock may then be listed.

     The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the shares of Common Stock currently authorized and outstanding. The Company's stockholders do not have preemptive rights to purchase additional shares of Common or Preferred Stock when issued.

     The effective date of the proposed Share Increase Amendment will be the date upon which the required filing is made in the Office of the Delaware Secretary of State. If the Share Increase Amendment is approved by the stockholders, such filing will be made as soon thereafter as practicable.

Required Vote

     The approval of the Share Increase Amendment requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting.

     The Board of Directors recommends a vote FOR the approval of the proposed Share Increase Amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock from 60,000,000 to 80,000,000 shares. The effect of an abstention is the same as that of a vote against the approval of the Share Increase Amendment. Unless marked to the contrary, proxies received will be voted FOR approval of the Share Increase Amendment.

                                PROPOSAL NO. 3
                        2001 IRVINE SENSORS CORPORATION
                               STOCK OPTION PLAN

     Since 1991, the Company's Board of Directors and stockholders have adopted plans under which the Board of Directors has been authorized to grant incentive and non-statutory stock options to employees, directors and consultants. As of January 15, 2001, only 25,851 options remain available for future grant under all stockholder-approved plans of the Company and only 5,000 options are available under the Board-approved non-qualified plan. It has been determined by the Board that the nominal number of shares available for grant pursuant to the Company's existing option plans do not provide adequate flexibility for the Company to continue to attract, motivate and retain key employees deemed essential to its business plan. Accordingly, the Board has authorized the creation of a 2001 Stock Option Plan (the "2001 Plan" or the "Plan") permitting the grant of up to 1,500,000 incentive or non-statutory stock options at the discretion of the Plan Administrator, subject to the limitation that 1,125,000 of the newly authorized options can only be issued to individuals who are not officers or directors of the Company.

     The Company intends to register the 2001 Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving stockholder approval.

Summary of the 2001 Stock Option Plan

     The text of the 2001 Plan is set forth in Exhibit B to this Proxy Statement. The following is intended to be a summary of the 2001 Plan's principal terms and does not purport to be a complete statement of the plan's terms. It is subject to and qualified in its entirety by reference to Exhibit B.

General

     The 2001 Plan provides for the grant of both incentive stock options and nonstatutory stock options. Incentive stock options granted under the 2001 Plan are intended to qualify as "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code. Nonstatutory stock options granted under the 2001 Plan are intended not to qualify as incentive stock options under the Internal Revenue Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the options included in the 2001 Plan.

Purpose

     The 2001 Plan was adopted to provide a means:

               . by which selected directors and employees of, and consultants to, the Company and its affiliates could be given an opportunity to receive stock in the Company;

               . to secure and retain the services of persons capable of filling such positions;

               . to assist in retaining the services of employees holding key positions; and

               . to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

     The Board administers the 2001 Plan unless and until the Board delegates administration to a committee. Under the 2001 Plan, the committee would consist of one or more members of the Board.

     The Board has delegated administration of the 2001 Plan to the Compensation Committee of the Board. In this proposal, the "Board" refers to the Compensation Committee as well as to the Board. In connection with the administration of the 2001 Plan, the Compensation Committee generally has the powers possessed by the Board. However, the Compensation Committee's powers may be restricted by resolutions adopted by the Board from time to time so long as the resolutions are not inconsistent with the provisions of the 2001 Plan.

     The Board or the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant options to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended, and/or who are either:

               . not then employees covered by Section 162(m) of the Internal
                 Revenue Code and are not expected to be covered by Section 162(m) of the Internal Revenue Code at the time of recognition of income resulting from such option; or

               . not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Internal Revenue Code.

     The Board may abolish such committee at any time and return the administration of the 2001 Plan to the Board.

     The Board generally has the power to construe and interpret the 2001 Plan. In addition, subject to the provisions of the 2001 Plan, the Board has the power to determine the following:

               . the persons to whom and the dates on which options will be granted;

               . what type of option will be granted;

               . the number of shares to be subject to each option;

               . the time or times during the term of each option within which all or a portion of the option may be exercised;

               . the exercise price;

               . the type of consideration; and

               . other terms of the option.

Shares Subject to the 2001 Plan

     The common stock that may be sold pursuant to options under the 2001 Plan shall not exceed in the aggregate 1,500,000 shares of Common Stock. Of that total, only a maximum of 375,000 options will be granted to executive officers and directors, leaving a total of 1,125,000 options available for grant to employees and consultants. If any option expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such option again will become available for issuance under the 2001 Plan.

Eligibility

     Incentive stock options may be granted only to employees. Nonstatutory stock options may be granted to employees, directors or consultants.

     Generally, a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company will not be eligible for the grant of an incentive stock option. However, such 10% stockholder may be granted an incentive stock option if: (1) the exercise price of the option is at least 110% of the fair market value of the common stock subject to the option on the option's date of grant; and (2) the term of the option does not exceed 5 years from the date of grant.

Term and Termination

     No option is exercisable after the expiration of 10 years from the date it was granted.

     In the event an optionee's continuous service to the Company or its affiliates is terminated, the optionee's ability to exercise his or her option is restricted. In such a case, the optionee may exercise his or her option, to the extent that he or she was entitled to exercise it at the time of termination, but only within the earlier of (1) the period of time after the termination of the optionee's continuous service specified in the option agreement or (2) the expiration of the term of the option as specified in the option agreement. In the case of an incentive stock option, such period of time may not exceed 90 days from the date of termination except in the event of death or disability.

     In the event an optionee's continuous service to the Company or its affiliates terminates as a result of the optionee's death or disability, the ability of the optionee or such optionee's estate, heirs or beneficiaries to exercise his or her option is restricted. In such a case, the option may be exercised, but only within the period ending on the earlier of (1) 12 months following such termination or such longer or shorter period as specified in the option agreement or (2) the expiration of the term of the option as specified in the option agreement.

Exercise Price

     The exercise price of each incentive stock option and each nonstatutory stock option granted under the 2001 Plan will not be less than 100% of the fair market value of the Company's Common Stock on the date of grant.

Payment

     The Board or other Plan administrator will determine the acceptable form of consideration for exercising an option, including the method of payment. Such consideration may consist entirely of:

               .   cash;

               .   check;

               .   promissory note;

               . other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               . consideration received by the Company under a cashless exercise program;

               . a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               .   any combination of the foregoing methods of payment; or

               . such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

Transferability

     An incentive stock option is not transferable except by will or by the laws of descent and distribution. Moreover, an incentive stock option is exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option generally will not be transferable except by will or by the laws of descent and distribution. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

Vesting

     Options granted under the 2001 Plan may become exercisable in monthly, quarterly or other periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable or vest with respect to some or all of the shares allotted to that period. In addition, it may provide that the option may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting.

Adjustments upon Changes in Stock

     If any change is made in the common stock subject to the 2001 Plan, or subject to any option, without receipt of cash or other property by the Company through:

               .   merger, consolidation, reorganization, recapitalization;

               . stock dividend, dividend in property other than cash, stock split, liquidating dividend; or

               . combination of shares, exchange of shares, change in corporate structure or otherwise,

the class(es) and maximum number of shares subject to the 2001 Plan, the maximum annual grant of shares under the 2001 Plan and the class(es) and number of shares and price per share of stock subject to outstanding options will be appropriately adjusted.

     In the event of:

               .   a dissolution or liquidation of the Company;

               . a merger or consolidation in which the Company is not the surviving corporation;

               . a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or

               .   certain other capital reorganizations

then, at the discretion of the Board and to the extent permitted by applicable law, either (1) the surviving corporation will assume outstanding options or will substitute similar options for those outstanding under the 2001 Plan, (2) the time during which such options may be exercised will be accelerated and the options terminated if not exercised prior to such event or (3) the options will continue in full force and effect.

     In the event that such acceleration of the vesting and exercisability of the options as described above, when added to the benefits otherwise payable to an optionee, constitute "parachute payments" within the meaning of Section 280G of the Internal Revenue Code that otherwise would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the optionee's benefits will be delivered to such lesser extent that will result in no portion of the benefits being subject to the excise tax.

Amendment of the 2001 Plan

     The Board at any time, and from time to time, may amend the 2001 Plan. However, no amendment will be effective unless approved by the stockholders within 12 months before or after the adoption of the amendment, where the amendment will:

               . increase the number of shares reserved for issuance under the 2001 Plan;

               .   modify the requirements as to eligibility for participation;
                   or

               . require stockholder approval in order for the 2001 Plan to satisfy the requirements of Section 422 of the Internal Revenue Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any securities law requirements.

     The Board may in its sole discretion submit any other amendment to the 2001 Plan for stockholder approval.

Termination or Suspension of the 2001 Plan

     The Board may suspend or terminate the 2001 Plan at any time. Unless sooner terminated, the 2001 Plan will terminate on March 7, 2011. No options may be granted under the 2001 Plan while the 2001 Plan is suspended or after it is terminated.

Federal Income Tax Information

     The following describes the material federal income tax consequences to an optionee and the Company associated with the grant and exercise of options under the 2001 Plan. This discussion does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Incentive Stock Options. Incentive stock options under the 2001 Plan are intended to be eligible for the favorable federal income tax treatment applicable to "incentive stock options" under the Internal Revenue Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for (1) more than two years from the date on which the option is granted and (2) more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss.

     The disposition of the stock before the expiration of either of these holding periods is generally referred to as a "disqualifying disposition." A disqualifying disposition generally results in the optionee realizing taxable ordinary income equal to the lesser of (1) the excess of the stock's fair market value on the date of exercise over the exercise price, or (2) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss. The capital gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

     Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs. The Company's ability to take this deduction will generally depend upon the satisfaction of the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code and a tax reporting obligation.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the 2001 Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income. The ordinary income will generally be equal to the excess of the stock's fair market value on the date of exercise over the option exercise price.

     Generally, the Company is required to withhold from regular wages or supplemental wage payments of employees an amount based on any ordinary income recognized. Subject to the requirement of reasonableness, the provisions of
Section 162(m) of the Internal Revenue Code and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee.

     Upon disposition of the stock, the optionee will recognize a capital gain or loss. The capital gain or loss will be equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Securities Exchange Act of 1934.

     Potential Limitation on the Company's Deductions. Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to options granted in the future under the 2001 Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. Under United States Treasury Regulations, compensation attributable to stock options will qualify as performance-based compensation, if the option is granted by a compensation committee comprised solely of "outside directors" and either:

               . (1) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period,

                   (2) the per-employee limitation is approved by the stockholders, and

                   (3) the exercise price of the option is no less than the fair market value of the stock on the date of grant; OR

               . the option is granted or exercisable only upon the achievement, as certified in writing by the compensation committee, of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

Required Vote

     The affirmative vote of the holders of a majority of the voting shares represented and voting at the Annual Meeting is required to approve the 2001 Stock Option Plan. Unless marked to the contrary, proxies received will be voted FOR the Company's 2001 Stock Option Plan.

     The Board of Directors of the Company recommends a vote "FOR" the approval of the Company's 2001 Stock Option Plan.

                                PROPOSAL NO. 4
            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

          The Board of Directors has selected the accounting firm of Grant Thornton LLP to serve as the Company's independent accountants for the fiscal year ending September 30, 2001. Grant Thornton LLP has been auditing the Company's financial statements since October 1998. A representative of Grant Thornton LLP is expected to attend the Annual Meeting and will be available to respond to stockholders' questions or make a statement if he desires to do so.

          Accounting services provided by Grant Thornton LLP in fiscal 2000 included the examination of the Company's consolidated financial statements for the fiscal year ended October 1, 2000, the review of quarterly consolidated financial statements and various filings with the Securities and Exchange Commission.

Required Vote

          The affirmative vote of the holders of a majority of the voting shares represented and voting at the Annual Meeting is required to approve the ratification of appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending September 30, 2001. Unless marked to the contrary, proxies received will be voted FOR the ratification of appointment of Grant Thornton LLP.

          The Board of Directors of the Company recommends a vote "FOR" the ratification of appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending September 30, 2001.

                               OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth, as of December 31, 2000, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's outstanding classes of voting securities, (ii) each directors and director nominee, (iii) the executive officers named in the Summary Compensation Table and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                   Amount and Nature of Beneficial Ownership

                                          Sole Voting           Shared Voting                             Percent
                          Title of       or Investment          or Investment          Aggregate            of
Name                        Class            Power                 Power(1)              Amount          Class(2)
----                      ---------      -------------          -------------          ---------         --------

James Alexiou (3)            Common            713,376 (4)          2,022,160(5)       2,735,536          5.81%
3001 Redhill Ave.         Preferred                  -                  6,597              6,597        100.00%
Costa Mesa, California

Bernhard Baumgartner         Common                  -                      -                  -             -

Mel R. Brashears             Common             75,000                      -             75,000             *

John C. Carson (3)(6)        Common            485,623 (7)          2,022,160(5)       2,507,783          5.33%
3001 Redhill Ave.         Preferred                  -                  6,597              6,597        100.00%
Costa Mesa, California

Joanne S. Carson (3)(6)      Common            161,359 (8)                  -            161,359             *

Marc Dumont                  Common            101,184 (9)                  -            101,184             *

James D. Evert               Common            322,222(10)                  -            322,222             *

Maurice C. Inman             Common             10,000                      -             10,000             -

Thomas M. Kelly              Common                  -                      -                  -             *

Frank P. Ragano (3)          Common             74,550(11)                  -             74,550             *

Robert G. Richards           Common             27,200(12)                  -             27,200             *

Wolfgang Seidel              Common            222,833(13)                  -            222,833             *

Vincent F. Sollitto, Jr.     Common             44,000(11)                  -             44,000             *

John J. Stuart, Jr.          Common            315,812 (7)          2,022,160(5)       2,337,972          4.97%
3001 Redhill Ave.,        Preferred                  -                  6,597              6,597        100.00%
Costa Mesa, California

All directors and
executive officers           Common          2,230,937(14)          2,022,160(5)       4,253,097          8.97%
as a group (13 persons)   Preferred                  -                  6,597              6,597        100.00%

________________________
*     Less than 1%.

(1) Such shares of Common and Series B and Series C Preferred Stock are held by the Company's Stock Bonus Plan; the named individual shares the power to vote and dispose of such shares.
(2) Percentages have been calculated based upon the number of outstanding shares on December 31, 2000 plus Common Stock deemed outstanding at such date pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.
(3)  Retiring as a director as of the Annual Meeting.
(4) Includes 43,334 shares issuable upon exercise of currently exercisable common stock options.
(5) Includes 1,692,310 shares of Common Stock and 329,850 shares issuable upon conversion of Series B and Series C Preferred Stock, all of which are held by the Company's Stock Bonus Plan, by virtue of the named individual's shared power to vote and dispose of such shares.
(6) The amounts and percentages for each of John C. Carson and Joanne S. Carson, who are husband and wife, exclude amounts held by the other spouse as separate property.
(7) Includes 60,334 shares issuable upon exercise of currently exercisable common stock options.
(8) Includes 18,334 shares issuable upon exercise of currently exercisable common stock options.
(9) Includes 55,684 shares issuable upon exercise of currently exercisable common stock options and warrants.
(10) Includes 147,000 shares issuable upon exercise of currently exercisable common stock options.
(11) Includes 40,000 shares issuable upon exercise of currently exercisable common stock options.
(12) Includes 20,000 shares issuable upon exercise of currently exercisable common stock options.
(13) Includes 8,333 shares issuable upon exercise of currently exercisable common stock options.
(14) Includes 369,987 shares issuable upon exercise of currently exercisable common stock options and warrants, which represents the sum of all such shares issuable upon exercise of currently exercisable options and warrants held by all executive officers and directors as a group. Four current directors are retiring from the Board as of the Annual Meeting although one individual will remain as an executive officer. Excluding the securities beneficially owned by retiring directors who will not remain as executive officers, the aggregate securities ownership of all executive officers and directors as a group is 1,281,652 shares.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a class of the Company's equity securities registered under the Exchange Act, to file with the Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of this information, including written representations that no other reports were required, the Company believes that during the fiscal year ended October 1, 2000, each of the Company's executive officers, directors and holders of ten percent or more of the Company's Common Stock timely filed all reports required to be filed pursuant to Section 16(a) of the Exchange Act. However, James Alexiou was required to and did file an amendment to his February 2000 Form 4 to correct an inadvertent mathematical error in the calculation of his share ownership.

Report of the Audit Committee

     In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board (the "Committee") reviews and evaluates the Company's accounting principles and its system of internal accounting controls. It also recommends the appointment of the Company's independent auditors and approves the services performed by the auditors. The members of the Committee have been determined to be independent pursuant to Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards.

     The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee also reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

     The Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended October 1, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the above review and discussions with management and the independent auditors, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the independent auditors, and the Board concurred in such recommendation.



  Submitted by the fiscal year 2000 Audit Committee of the Company's Board of
                                  Directors.



                                              Vincent F. Sollitto, Jr.
                                              James Alexiou
                                              Thomas M. Kelly


The foregoing Report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference in any such document.

                            EXECUTIVE COMPENSATION

Compensation of Executive Officers

     For fiscal years ended October 1, 2000, October 3, 1999 and September 27, 1998, the compensation awarded or paid to, or earned by the two people who served as the Company's Chief Executive Officer during the fiscal year ended October 1, 2000, and each of the three other executive officers of the Company whose annual salary and bonus exceeded $100,000 in fiscal 2000 (the "Named Executive Officers") is shown in the following table:

                          Summary Compensation Table

                                                                          Long Term
                                   Annual Compensation          Compensation
                          -------------------------------------
                                                          Other
                                                         Annual
Name and                                                 Compen-   Options/    All Other
Principal                   Fiscal                        sation     SARs       Compen-
Position(s)                  Year   Salary($)  Bonus($)   ($)(1)     (#)     sation ($)(2)
-----------                  ----   ---------  --------   ------   --------  -------------
Robert G. Richards           2000     53,870         -        -      3,000           -
President and Chief
Executive Officer (3)

James D. Evert               2000    235,755    26,884    5,465          -      13,952
President and Chief          1999    200,000    47,760    3,030          -      18,390
Executive Officer (4)        1998    200,000    57,700    1,400    200,000      15,970

John C. Carson               2000    151,528     9,680    2,600     15,000      23,150
Senior Vice President        1999    151,528     7,170    4,730     30,000      18,390
Chief Technical Officer      1998    146,500    14,170    3,230     50,000      25,120

John J. Stuart, Jr.          2000    135,100    15,230      600     15,000      20,689
Senior Vice President,       1999    135,100    16,770    4,910     30,000      18,330
Chief Financial Officer      1998    120,000    15,520    7,550     50,000      12,660

_________________
(1) As permitted by the rules promulgated by the SEC, no amounts are shown for "perquisites," where such amounts for the Named Executive Officers do not exceed the lesser of 10% of the sum of such executive bonus salary or $50,000.
(2) Amounts in this column represent the value of shares contributed to the named individual's account in the Employee Stock Bonus Plan. See "Employee Stock Bonus Plan".
(3)  Mr. Richards became employed by the Company in June 2000.
(4) Includes $220,369 paid to Mr. Evert in his capacity as President and Chief Executive Officer of the Company through June 2000, at which time he resigned to assume the positions of President and Chief Executive Officer of RedHawk Vision, Inc., a consolidated subsidiary of the Company. The balance of his fiscal 2000 compensation, $15,386, was earned by Mr. Evert in his capacity as President and Chief Executive Officer of RedHawk Vision, Inc. Information is provided as to all of Mr. Evert's compensation for the full fiscal year pursuant to Item 402(a)(4) of Regulation S-K.

Employment Agreements

     The Company has no employment agreements with any Named Executive Officer.

Option Grants

     The following table sets forth certain information regarding grants of stock options made during the fiscal year ended October 1, 2000 to the Named Executive Officers.

                    Options Granted During Last Fiscal Year


                                              Individual Grants                  Potential Realizable
                      -----------------------------------------------------
                       Number of     % of Total                                    Value at Assumed
                      Securities      Options                                    Annual Rates of Stock
                      Underlying     Granted to    Exercise or                  Price Appreciation for
                        Options     Employees in   Base Price    Expiration         Option Term(3)
                                                                                ----------------------
Name                   Granted(1)  Fiscal Year(2)   ($/Share)       Date         5% ($)         10% ($)
--------------------  ----------   -------------   -----------   ----------     ------          ------
Robert G. Richards         3,000             0.5%         2.96   08/01/2004      1,900           4,100

James D. Evert                 -               -             -                       -               -

John C. Carson            15,000             2.6%         2.96   08/01/2004      9,600          20,600

John J. Stuart, Jr.       15,000             2.6%         2.96   08/01/2004      9,600          20,600

______________________
(1) Options granted become exercisable at the rate of 33% annually over a three-year period after one year from the date of grant.
(2) Based on an aggregate of 576,200 options granted under the Company's option plans in the fiscal year ended October 1, 2000.
(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. The actual gains, if any, on the stock option exercises will depend on the future performance of the Common Stock, the optionholder's continued employment through the option vesting period and the date on which the options are exercised.

Option Exercises During Last Fiscal Year and Fiscal Year-End Values

     The following table contains information relating to the exercise of stock options granted under the 1991, 1995 and 1999 Stock Option Plans by the Named Executive Officers in fiscal 2000, as well as the number and value of their unexercised options as of October 1, 2000.

              Aggregated Option Exercises During Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                         Number of
                                                  Securities Underlying        Value of Unexercised
                        Shares        Value        Unexercised Options         In-the-Money Options
                      Acquired on    Realized    at Fiscal Year End(#)(2)    at Fiscal Year End($)(3)
                                                --------------------------  --------------------------
Name                   Exercise(#)    ($)(1)    Exercisable  Unexercisable  Exercisable  Unexercisable
----                   ----------   ---------   -----------  -------------  -----------  -------------
Robert G. Richards          1,000       4,688             -          5,000            -          3,448

James D. Evert            353,000   2,994,315        33,334         20,000       69,034        146,880

John C. Carson             92,666   1,275,480        50,334         52,000       95,981         62,238

John J. Stuart, Jr.        92,666     545,736        50,334         52,000       95,981         62,238

_________________________

(1) Represents the fair market value of the Company's Common Stock on the date of exercise (based on the closing sales price reported on the Nasdaq SmallCap Market or the actual sales price if the shares were sold by the optionee), less the exercise price, and does not necessarily indicate that the shares were sold by the optionee.
(2)  Includes both in-the-money and out-of-the money options.
(3) Fair market value of the Company's Common Stock on the last trading day of fiscal 2000 ($3.06 per share), less the applicable exercise prices, multiplied by the number of options.

Employee Stock Bonus Plan

     All of the Company's employees are eligible to participate in the Employee Stock Bonus Plan, which has been established by the Company in lieu of a retirement plan. Employees are enrolled in the plan as of the day following the date on which the employee completes at least one hour of work. In order to share in the Company's contribution to the Plan in any Plan year, an employee must have worked a minimum of 1,000 hours during the Plan year, and be employed by the Company at the end of the Plan year. To date, the Plan has been funded only with previously unissued shares of the Company's Common and Preferred stock; thus the Company has not incurred any cash expense in connection therewith. The Plan's assets are allocated annually to the participating employees' accounts in the respective ratios that each participating employee's compensation bears to the total compensation of participating employees. An employee's participation in the Plan terminates on his retirement, disability or death, at which time the employee will receive that portion of his account which has vested. Generally, an employee's account vests at a rate of 20% per year after completing three years of employment and is 100% vested after seven years of employment. All executive officers named in the Summary Compensation Table participate in the Company's Employee Stock Bonus Plan. In the fiscal years ended October 1, 2000, October 3, 1999 and September 27, 1998 the Company contributed 135,100, 330,000 and 333,300 shares of Common Stock, respectively, to the Plan, valued at $462,100, $500,200 and $500,000, respectively, as of the date of contribution.

     The value of contributions to the accounts of the Named Executive Officers for the fiscal year ended October 1, 2000 has been included in "All Other Compensation" in the Summary Compensation Table.

     The Company maintains an Executive Compensation Retirement Plan wherein certain executives may receive compensation based on a combination of age, length of service and a percentage of average salary during the 36 months preceding their retirement date. Mr. Alexiou was eligible to receive such compensation in fiscal 1998, 1999 and 2000.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended October 1, 2000, Messrs. Alexiou, Dumont, Ragano and Seidel served as members of the Compensation Committee. During fiscal 2000, all of the members of the Compensation Committee were non-employee directors. None of the Company's executive officers has, during fiscal 2000, served on the Board of Directors or the compensation committee of any other entity, any of whose officers served either on the Board of Directors or the Compensation Committee of the Company.

Compensation Committee Report

     The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interests of management and stockholders. The Company provides executive officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options and participation in the Employee Stock Bonus Plan, subject to vesting restrictions.

     To further these objectives, the compensation program for executive officers generally consists of four components: (i) base cash salaries, (ii) annual cash bonus plans (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its executive officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Committee generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Committee does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

     Base Salaries

     The Committee approves salary changes for executive officers in accordance with the salary administrative policy. Salary adjustments are generally made following the end of the fiscal year. The salary administrative policy is a long-standing one that is periodically reviewed by the Committee. The policy reflects both performance objectives and accomplishments and competitive salary data of other Companies. Adjustments to base salaries are recommended on the basis of these factors.

     Cash Bonuses

     Cash bonuses are awarded based on the achievement of corporate and individual goals recommended by the Chief Executive Officer and approved by the Compensation Committee and Board of Directors, as well as the financial condition and prospects for the Company. Under the bonus plan applicable to executive officers, award levels range from zero to 50% of base salaries. For the fiscal 2000 year, which ended October 1, 2000, Mr. Richards and Mr. Evert earned bonuses of $0 and $26,884, respectively. See "Chief Executive Officer Compensation." Other executive officers earned bonuses for the fiscal 2000 year as follows: Mr. Carson earned a bonus of $9,680 and Mr. Stuart earned a bonus of $15,230.

     Stock Options

     Long-term equity incentives are granted to executive officers and other selected employees from time to time on a discretionary basis. Options are typically granted with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date and expire three years thereafter. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on that performance and ability to impact corporate and/or business results. During fiscal 2000, options to purchase 143,000 shares of common stock were granted to executive officers.

     Employee Retirement Plan

     The Company maintains an employee retirement plan which provides for annual contributions to the Company's Stock Bonus Trust on behalf of the employees, including executives. At the discretion of the Compensation Committee, contributions not to exceed 15% of total payroll are made in the Company's Common Stock at market value. Individual employees gain a vested interest over a seven-year period of service.

     Chief Executive Officer Compensation

     The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. In June 2000, Mr. Robert G. Richards was hired as President and Chief Executive Officer. Mr. Richards succeeded Mr. James D. Evert, who was hired in January 1997 as President, Chief Executive Officer and a member of the Board of Directors. Mr. Richards' compensation package for fiscal 2000 was solely base salary at an annualized rate of $200,000 due to the fact that he did not assume the job of CEO until almost the fourth quarter of the Company's fiscal year. For fiscal 2001, the Compensation Committee has established a compensation package for Mr. Richards consisting of base salary at an annualized rate of $250,000 and a supplemental package allowing for the possibility of bonuses of up to 50% of salary based on financial, operational and strategic objectives for the Company. In putting together this package, the Committee took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports form compensation consulting firms, as well as the Company's recent compensation packages of its chief executive officers.

     Mr. Evert's compensation package for fiscal 2000 included an annualized base salary of $200,000. Mr. Evert was also eligible to receive a supplemental package allowing for the possibility of bonuses up to 50% of salary based on financial, operational and strategic objectives for the Company. The Committee based this compensation package on an assessment of various factors related to the Company and specifically to Mr. Evert. For fiscal 2000, the Committee established targets with respect to revenue, results, cash flow and various specific product development and bookings objectives for the measurement of Mr. Evert's performance. Upon review of his performance against these objectives, the Committee authorized payment of a bonus of $26,884 for fiscal 2000, or 13 percent of his base salary. As in previous years, in making its compensation decisions, the Committee also took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms.

     Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this law and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1,000,000. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

                                Compensation Committee of the Board of Directors
                                                              (Fiscal Year 2000)
                                         James Alexiou
                                         Marc Dumont
                                         General Frank Ragano
                                         Wolfgang Seidel



Stock Performance Graph

     The following graph compares the cumulative stockholder returns on the Company's Common Stock, Nasdaq and the Commercial Physical Research Group Index. The graph covers the five-year period from September 29, 1995 through October 1, 2000, the end of the Company's last completed fiscal year, and assumes a $100 investment was made on September 30, 1995. Each of the three measures of cumulative total return assumes reinvestment of dividends.

     The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.


                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG IRVINE SENSORS CORP.,
                    NASDAQ MARKET INDEX AND SIC CODE INDEX

                             ---------------------------------FISCAL YEAR ENDING---------------------------------
COMPANY/INDEX/MARKET         9/29/1995      9/30/1996      9/30/1997      9/30/1998      9/30/1999      9/29/2000

Irvine Sensors Corp             100.00          27.40          13.70          19.86          16.44          32.88

Commercial Physical Research    100.00          95.05         114.09          91.98          91.22         205.69

NASDAQ Market Index             100.00         116.75         158.69         164.91         266.79         364.95


Assumes $100 invested on September 30, 1995 in Irvine Sensors Corporation Common Stock, Nasdaq index and Commercial Physical Research Group. Total return assumes reinvestment of dividends.



                             9/29/95   9/30/96   9/30/97   9/30/98   9/30/99   9/29/00
                            --------  --------  --------  --------  --------  --------
     Irvine Sensors Corp    $    100  $     27  $     14  $     20  $     16  $     33
     Nasdaq                 $    100  $    117  $    159  $    165  $    267  $    365
     Peer Group/(1)/        $    100  $     95  $    114  $     92  $     91  $    206

     /(1)/ The Peer Group Index is based on the Commercial Physical Research
           Group.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

Certain Transactions

     In April 1980, the Company entered into an agreement with R & D Leasing Ltd. ("RDL"), a limited partnership in which the Company's Chairman of the Board and a Senior Vice-President are general partners with beneficial interests, to develop certain processes and technology related to chip stacking. The Company has exclusively licensed this technology from RDL. The Company's exclusive rights to the technology extend to all uses, both government and commercial. Since entering into the licensing agreement, the Company had accrued royalty obligations to RDL at the rate of 3.5 percent of all Company sales of chip stacks using the licensed technology. In October 1989, RDL agreed to defer its royalty claims and subordinate them with respect to all other creditors in exchange for options to purchase up to 1,000,000 shares of the Company's Common Stock at $1 per share, which were exercisable by applying the deferred royalties to the purchase. As of March 15, 2000, the Company entered into an Agreement and Plan of Reorganization to acquire substantially all of the assets of Research & Development Leasing, Inc. ("RDL") solely in exchange for 1,000,000 shares of voting common stock of the Company. Prior to March 15, 2000, the Company had been accruing obligations to RDL for a license to exclusive rights to certain processes and technology related to chip stacking. By consummating the Agreement and Plan of Reorganization to acquire RDL's assets, including its patents and technology, the Company has settled $1,000,000 of accrued royalty obligations and terminated its obligation for any further licensing payments to RDL. The Company's Chairman of the Board and a Senior Vice President were the sole shareholders of RDL prior to the Company's acquisition of RDL's assets.

     During fiscal 1998, the Company entered into a sale and licensing of intellectual property rights agreement covering the Company's Electronic Film System(TM) ("EFS(TM)") to Advanced Technology Products, LLC ("ATPL"). The Company's Senior Vice President and Chief Technical Officer, John C. Carson, serves as Managing Member of ATPL. The Company was the successor to the licensed rights and future royalty obligations under this agreement until September 1998, when the Company granted Silicon Film a license to use the technology and intellectual property rights of the Company that are necessary to Silicon Film's business. Silicon Film has agreed to prospectively grant, upon the Company's request, a license to the Company to access Silicon Film's technology and intellectual property rights when necessary for the Company to participate in government contracts. In September 1998, another agreement was consummated with ATPL under which the future royalty obligation was reduced in consideration for the issuance of 1,222,125 shares of Silicon Film common stock. No value was recorded by Silicon Film as a result of this transaction due to the uncertainty related to valuing either the consideration given or received in this exchange.

Audit Fees

     Grant Thornton LLP, the Company's independent accountants, billed the Company an aggregate of $158,800 for professional services rendered for the audit of the Company's financial statements for the fiscal year ended October 1, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the periods ended January 2, 2000, April 2, 2000 and July 2, 2000 and for reviews of Registration Statements on Forms S-8 and S-3.

                                   FORM 10-K

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 1, 2000, including the financial statements, schedules and list of exhibits, is available without charge upon written request to Investor Relations, Irvine Sensors Corporation, 3001 Redhill Avenue, Building 4, Costa Mesa, California 92626. The Company's Annual Report on Form 10-K, as well as certain other reports, proxy statements and other information regarding the Company, is available on the Securities and Exchange Commission's Web site (http://www.sec.gov).


                                 OTHER MATTERS


     The Company currently knows of no other matters to be submitted at the Annual Meeting other than those described herein. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy card to vote the shares they represent in accordance with their respective best judgments.


                                         By Order of The Board of Directors

                                         /s/ Joanne S. Carson

                                         Joanne S. Carson
                                         Secretary



Costa Mesa, California
February 5, 2001

                                                                      APPENDIX A



                           PROPOSED AMENDMENT TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                          IRVINE SENSORS CORPORATION



The first paragraph of Article IV of the Certificate of Incorporation is amended to read as follows:

     "The corporation is authorized to issue two classes of capital stock, designated Common Stock (hereinafter referred to as "Common Stock") and Preferred Stock (hereinafter referred to as "Preferred Stock"). The amount of capital stock of the corporation is 80,500,00, consisting of 500,000 shares of Preferred Stock, $0.01 par value, and 80,000,000 shares of Common Stock. $0.01 par value."

                                                                      APPENDIX B

                            2001 STOCK OPTION PLAN

1.   Name, Effective Date and Purpose
     --------------------------------

     (a) This Plan document is intended to implement and govern the 2001 Stock Option Plan of Irvine Sensors Corporation, a Delaware corporation (the "Company"). The Plan provides for the granting of options that are either (i) intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or (ii) for the granting of options that are not intended to so qualify ("Nonstatutory Stock Options"). Unless specified otherwise, all the provisions of this Plan relate equally to both incentive and Nonstatutory Stock Options.

     (b) This Stock Option Plan is established effective as of March 7, 2001. The purpose of this Plan is to promote the growth and general prosperity of the Company and its Affiliated Companies by permitting the Company, through the grant of Incentive Stock Options and Nonstatutory Stock Options ("Options") to purchase shares of its common stock, $0.01 par value ("Common Stock"), to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees, directors, consultants and advisors with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any subsidiary of the Company or corporation in which the Company has a material equity interest.

2.   Administration
     --------------

     (a) The Board of Directors of the Company ("the Board") shall administer the Plan.

     (b) The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of an Option other than those terms and conditions fixed under this Plan, the number of shares that may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan, including but not limited to (i) setting different terms and conditions for different Options and
(ii) interpreting the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

     (c) The Board shall have the authority to delegate some or all of the powers granted to it pursuant to this Section 2 to a committee (the "Committee") appointed by the Board. The Board may from time to time remove members from, or add members to, the Committee; and the Board shall fill vacancies on the Committee. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, unless otherwise determined by the Board.


     (d) No more than 375,000 shares of Common Stock may be optioned and sold to directors and non-director officers of the Company as a group under the Plan.

     (e) The following definitions shall apply to the Plan:

          (i) Restricted Stockholder. An individual who, at the time an Option is granted under the Plan, beneficially owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or Subsidiary Corporations, if any, with stock ownership to be determined in light of the attribution rules set forth in
Section 425 (d) of the Internal Revenue Code.

          (ii) Parent Corporation. A corporation as defined in Section 425(e) of the Code.

          (iii) Subsidiary Corporation. A corporation as defined in Section 425(f) of the Code.

          (iv) Employment. Includes the formal employment relationships, as well as directorships and/or consulting or other advisory relationships with the Company or any of its Affiliated Companies; however, the term "employee," as used in Section 3 of the Plan refers to the formal employment relationship only.

3.   Eligibility
     -----------

     (a) The Board (or the Committee, if so authorized by the Board) may, in its discretion, grant one or more Incentive Stock Options under the Plan to any employee of the Company or its Affiliated Companies, including any employee who is a Director of the Company or of any of its Affiliated Companies presently existing or hereafter organized or acquired. Such Incentive Stock Options may be granted to one or more such employees without being granted to other eligible employees, as the Board (or Committee) may deem fit.

     (b) The Board (or the Committee, if so authorized by the Board), may, in its discretion, grant one or more Nonstatutory Stock Options under the Plan to any employee, including officers or directors of the Company or any Affiliated Company, any director of the Company or any Affiliated Company, or any consultants or advisors of the Company or any Affiliated Company presently existing or hereafter organized or acquired. Such Nonstatutory Stock Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

4.   Stock to be Optioned
     --------------------

     The maximum aggregate number of shares that may be optioned and sold under the Plan is 1,500,000 shares of authorized Common Stock of the Company. This constitutes an absolute cumulative limitation on the total number of shares that may be optioned under the Plan. All shares to be optioned and sold under the Plan may be either authorized but unissued shares or shares held in the treasury. Shares of Common Stock that (a) are repurchased by the Company after issuance hereunder pursuant to the exercise of an Option or (b) are not purchased by the Optionee prior to the expiration of the applicable Option Period (as described herein below) shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares that may be optioned hereunder.

5.   Option Price
     ------------

     (a) The Option Price for Incentive Stock Option shares of Common Stock to be issued under the Plan shall be not less than 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if so authorized by the Board), except that if on the date on which such Incentive Stock Option is granted the Optionee is a Restricted Stockholder, then such Option Price shall be not less than 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board (or the Committee, if so authorized). The fair market value of shares of Common Stock for all purposes of the Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

     (b) The Option Price for Nonstatutory Stock Option shares of Common Stock to be issued under the Plan shall be determined by the Board (or the Committee, if so authorized by the Board) and shall not be less than 85% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if so authorized by the Board). The fair market value of shares of Common Stock for all purposes of the Plan is to be determined by the Board (or the Committee, if so authorized by the Board) in its sole discretion, exercised in good faith.

6.   Term of Plan
     ------------

     The Plan shall become effective upon March 7, 2001, and shall continue in effect until March 7, 2011, unless terminated earlier by action of the Board. No Option hereunder may be granted after March 7, 2011.

7.   Exercise of Option
     ------------------

     Subject to the restrictions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

     (a) Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof may be exercised. For the purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

     (b) Subject to the provisions of Subsections 7(c), (d) or (e) concerning the expiration of Options under the circumstances specified therein, an Option may be exercised when Accrued Installments accrue as provided in the terms under which such Option was granted and at any time thereafter within a period of ten years from the Option Grant Date of Incentive Stock Options (five years for Restricted Stockholders), and within a period of ten years from the Option Grant Date of Nonstatutory Stock Options, subject, however, to the further restrictions contained in this Section 7. In no event shall any Option be exercised on or after the tenth anniversary (fifth anniversary as to Restricted Stockholders) of the date on which the Option is granted by the Board, or by the Committee, if so authorized (hereafter the "Option Grant Date") of such Incentive Stock Options, or on or after the tenth anniversary of the Option Grant Date of such Nonstatutory Stock Options regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee). The fifth anniversary of the Option Grant Date and the tenth anniversary of the Option Grant Date shall be hereafter designated the "Fifth Anniversary Date" and the "Tenth Anniversary Date," respectively.

     (c) Notwithstanding the foregoing provisions of this Section 7, in the event a formal agreement is executed by the Company and other concerned parties with respect to any of the following transactions (a "Corporate Transaction"), outstanding Options will become fully exercisable for all of the shares at the time subject to such Option unless the successor company or parent thereof, if any, assumes the Options or issues substitute options as part of the Corporate Transaction. Corporate Transactions include: (i) the direct or indirect sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation or in which the stockholders do not retain at least a majority of the voting stock of the Company; (iii) the sale, exchange or other transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more Affiliated Companies); or (iv) a liquidation or dissolution of the Company. In the event of a Corporate Transaction, the immediately fully exercisable Options shall be exercisable until the earlier of (a) the applicable expiration date of the Option; or (b) the date of the Corporate Transaction. Notwithstanding the foregoing, in the event that any agreement pertaining to a Corporate Transaction shall be terminated without consummating the Corporate Transaction, any unexercised unaccrued installments that had become exercisable solely by reason of the provisions of this Subsection 7(c) shall again become unaccrued and unexercisable as of said termination of such agreement, subject, however, to such installments accruing pursuant to the normal accrual schedule provided in the terms under which such Option was granted. Any exercise of an installment prior to said termination of said agreement shall remain effective notwithstanding that such installment became exercisable solely by reason of the Company entering into said agreement to dispose of the stock or assets of the Company.

     (d) Subject to the provisions of Subsection 7(e) herein below involving the death or disability of an Optionee while an employee, director, consultant or advisor of the Company or an Affiliated Company, as of the effective date of the termination of employment or directorship of an Optionee of the Company (or Affiliated Company) for any reason other than death or disability (the "Termination Date"), any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date of the Option; or (ii) 30 days following said Termination Date; provided, however, that the Board may extend such 30-day period for a period of up to the applicable Fifth Anniversary Date with respect to non-statutory stock options. Any installments under said Option which have not accrued as of said Termination Date shall expire and become unexercisable as of said Termination Date. Any portion of an Option that expires hereunder shall remain unexercisable and be of no effect whatsoever after such expiration notwithstanding that such Optionee may be reemployed by, or again become a director of or consultant or advisor to the Company or an Affiliated Company.

     (e) Notwithstanding the foregoing provisions of this Section 7, in the event of the death of an Optionee while an employee, director, consultant or advisor of the Company (or an Affiliated Company), or in the event of the termination of employment by reason of the Optionee's permanent and total disability, the unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable expiration date of the Option, or (ii) the date determined by the Board (or Committee) that is between six and 12 months from the date of the Optionee's death (if applicable), or (iii) the 12 months from the date of the termination of employment, directorship, consulting or advisory relationship by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option rights shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder. Any installments under a deceased Optionee's Option that have not accrued as of the date of his or her death shall expire and become unexercisable as of said date of death. Installments continue to accrue during the post-termination period of exercisability for Optionees who have suffered a permanent and total disability. For purpose of this Subsection 7(e), an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave or absence from active employment as authorized by the Company (or Affiliated Company).

     (f) An Option shall be deemed exercised when written notice of such exercise has been given to the Company at it principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or other acceptable forms of payment as provided in Section 10 of this Plan) for the shares with respect to which the Option is exercised has been received by the Company. Until the issuance of the stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued except as provided in
Section 20.

     (g) An Option may be exercised in accordance with this Section 7 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable option period, but shall not be exercisable with respect to fractions of a share.

     (h) As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

     (i) During the lifetime of an Optionee, only the Optionee may exercise an Option.

8.   Authorization to Issue Options and Stockholder Approval
     -------------------------------------------------------

     Options granted under the Plan shall be conditioned upon the Company obtaining any required permits from appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to issue such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within 60 days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or written consent of the holders of a majority of the outstanding shares of the Company's Common Stock; and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

9.   Limit on Value of Optioned Shares
     ---------------------------------

     With respect to Incentive Stock Options granted, the aggregate fair market value, as determined at the time the Option is granted, of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any single Optionee during any calendar year under this Plan and any other plans of the Company or an Parent or Subsidiary, may not exceed $100,000.

10.  Payment of Exercise Price
     -------------------------

     Options may be exercised by payment of the option price (i) in cash or cash equivalent; (ii) by tender to the Company of shares of the Company's Common Stock owned by the Optionee having a value, as determined by the Board not less than the exercise price, and which either have been owned by the Optionee for more than six months or which were not acquired, directly or indirectly, from the Company; (iii) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon exercise of the option ("Same Day Sale"), (iv) in the case of employees of the Company or any Affiliated Company, by the Optionee's recourse promissory note, (v) by the withholding of shares being acquired upon exercise of the Option having a value, as determined by the Board, not less than the exercise price; or (vi) by such other consideration and method of payment as the Board, in its sole discretion, may allow. The Board (or Committee, if so authorized) may restrict the forms of payment permitted in connection with any Option grant. Any permitted promissory note shall be due and payable not more than five years after the Option is granted, and interest shall be payable at least annually and be at least equal to the minimum interest rate necessary to avoid imputed interest under the Code. The Board has the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of stock acquired on exercise of the Option and/or with other collateral acceptable to the Company. Optionees may elect to have shares withheld upon exercise to satisfy tax-withholding obligations.

11.  Stock Option Agreement
     ----------------------

     The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each Agreement shall contain the following provisions approved by the Board (or the Committee):

     (a) A provision fixing the number of shares which may be issued upon exercise of the Option:

     (b)    A provision establishing the Option price per share:

     (c) A provision establishing the times and the installments in which Options may be exercised;

     (d)    A provision incorporating therein this Plan by reference;

     (e) A provision clarifying which Options are intended to be Incentive Stock Options and which are intended to be Nonstatutory Stock Options;

     (f) A provision fixing the maximum duration of an Option as not more than ten years from the Option Grant Date, except in the case of Options granted to Restricted Stockholders, in which instance such maximum duration shall not exceed five years;

     (g) Such representations and warranties by the Optionee as may be required by Section 21 of this Plan or as may be required by the Board (or the Committee) in its discretion;

     (h) Any other restrictions (in addition to those established under this Plan) as may be established by the Board (or the Committee) with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

     (i) Such other terms and conditions not inconsistent with this Plan as may be established by the Board (or the Committee).

12.  Taxes, Fees and Expenses
     ------------------------

     The Company shall pay all original issue and transfer taxes (but not income taxed, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

13.  Withholding of Taxes
     --------------------

     The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of any such Option.

14.  Amendment or Termination of the Plan
     ------------------------------------

     (a) The Board may amend this Plan from time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) change the class of persons eligible to receive Options under the Plan; (ii) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law; or (iii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan, unless such increase is approved by the stockholders of the Company in accordance with Delaware law.

     (b) The Board may at any time terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

15.  Options Not Transferable
     ------------------------

     Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, otherwise than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

16.  No restrictions on Transfer of Stock
     ------------------------------------

     Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "Optionee Stock"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under Section 21 of this Plan and also subject to any restrictions imposed pursuant to Section 11(h) of this Plan and to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

17.  Reservation of Shares of Common Stock
     -------------------------------------

     The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan.

18.  Restrictions on Issuance of Shares
     ----------------------------------

     The Company, during the term of this Plan, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder to the inability of the Company to confirm to its satisfaction that any issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

19.  Notices
     -------

     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to an Optionee to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath such Optionee's signature on the Stock Option Agreement, or at such other address as such Optionee or his transferee (upon the transfer of Optionee Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Optionee Stock to provide the Secretary of the Company, by letter mailed as provided herein above, with written notice of his or her correct mailing address.

20.  Adjustments Upon Changes in Capitalization
     ------------------------------------------

     If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon proper authorization of the Board, an appropriate and proportionate adjustment shall be made in the number and kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

21.  Representations and Warranties
     ------------------------------

     As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to make any representation and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including but not limited to a representation and warranty that the shares are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable law, regulation or rule of any governmental agency.

22.  No Enlargement of Employee Rights
     ---------------------------------

     This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in his employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant such employee shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

23.  Legends on Stock Certificates
     -----------------------------

     Unless an appropriate registration statement is filed pursuant to the Securities Act, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

     "Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "Act"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements thereunder."

24.  Specific Performance
     --------------------

     The Options granted hereunder and the Optionee Stock issued pursuant to the exercise of such an Option cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its stockholders will be irreparably damaged in the event that this Plan is not specifically enforced. Should any dispute arise concerning the sale or other disposition of an Option and/or Optionee Stock, an injunction may be issued restraining such sale or other disposition of such Option and/or Optionee Stock pending the determination of such controversy. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optionee Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy, which the parties may have.

25.  Invalid Provisions
     ------------------

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

26.  Applicable Law
     --------------

     This Plan shall be governed by and construed in accordance with the laws of the State of California.

27.  Successors and Assigns
     ----------------------

     This Plan shall be binding on and inure to the benefit of the Company and the employees, directors, consultants, advisers and/or independent contractors to whom an Option is granted hereunder, and such Optionees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

                                                                      APPENDIX C

                            AUDIT COMMITTEE CHARTER
                            Effective June 14, 2000

The Audit Committee will regularly review the adequacy of the Company's financial reporting process and internal controls. The Audit Committee will act as an agent of the Board of Directors in information gathering, evaluation and implementation roles. The overall goal of the Audit Committee is to assist the Board of Directors to fulfill its duties relative to financial reporting, integrity of management, assuring the independence of the Company's independent accountants and assuring the adequacy of financial disclosure to stockholders.


Membership

The Audit Committee will be composed of not less than three members of the Board of Directors who, in the judgment of the Board, are deemed to be financially literate. They will be selected by the Board, taking into account prior experience in matters to be considered by the Committee, probable availability at times required for consideration of such matters, and their individual independence and objectivity. One member shall serve as Chairman of the Audit Committee. At least one member shall have accounting or related financial management experience.

     The Committee's membership will meet the requirements of the audit committee policy of Nasdaq. Accordingly, all of the members will be directors independent of management and free from relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member.

     No officers or employees of the Company or its subsidiaries will serve on the Audit Committee. A former officer of the Company or any of its subsidiaries may serve on the Committee (even though the former officer may be receiving pension or deferred compensation payments from the company) if, in the opinion of the Board of Directors, the former officer will exercise independent judgment and will significantly assist the committee to function. However, a majority of the Audit Committee will be directors who were not formerly officers of the Company or any of its subsidiaries.

     When considering relationships that might affect independence, including possible affiliate status, the Board of Directors will give appropriate consideration, in addition to its Audit Committee policy to guidelines issued by NASD which were provided to assist boards of directors in observing the spirit of the Nasdaq policy.


Committee Meetings

 .    The Audit Committee will hold meetings at least once each fiscal quarter.
     Meetings may be held telephonically if means are available in which all participants can hear and participate fully in the conduct of the meeting.

 .    Audit Committee meetings normally will occur in conjunction with and immediately prior to meetings of the Board of Directors. However, special meetings of the Audit Committee may be called as needed by the Committee Chairman or the Company's Chief Financial Officer.

 .    The Audit Committee may request that members of management and the
     Company's independent accountants be present as needed in order to execute the Audit Committee's primary responsibilities.

 .    In connection with its Audit functions, the Chairman or the Audit Committee may meet separately with the Company's independent accountants.


Committee Operating Principles - Auditing Oversight

It is not the role of the Audit Committee to substitute its judgment relative to accounting and financial reporting matters for that of the Company's independent accountants, who have been retained because they are considered to be experts in Generally Accepted Accounting Principles (GAAP) and regulatory reporting. However, it is the Audit Committee's role to provide oversight and to establish appropriate operating principles to facilitate the independence and effectiveness of the Company's independent auditors. To that end, the Audit Committee will;

 .    Instruct the independent auditors that the Board of Directors is the client in its capacity as the stockholders' representative;

 .    Provide the Board of Directors with the Audit Committee's recommendation for appointment of the independent accountants for the next fiscal year;

 .    Expect the independent auditors to make themselves available to meet with the Board of Directors at least annually so the Board has an independent basis on which to recommend the independent auditors' appointment to the stockholders or to ratify its selection of the independent auditors;

 .    Expect the independent auditors to determine the scope of the proposed annual audit coverage and submit a fee proposal for each fiscal year in advance, which the Audit Committee will review and approve;

 .    Expect the independent auditors to identify GAAP and reporting issues applicable to the Company in advance of the implementation date and to assist the Company in developing procedures which comply with such rules and regulations;

 .    Expect the independent auditors to inform the Audit Committee or its
     Chairman of any significant proposed adjustments and any other issues addressed at the quarterly and year-end reviews prior to the applicable earnings press release for the relevant financial period;

 .    Expect the independent auditors to inform the Audit Committee or its
     Chairman of any significant accounting or financial reporting problems, observed at any time, that in the judgment of the independent auditors, are not being adequately addressed by the Company's management;

 .    Expect the independent auditors to review all filings with the SEC, make recommendations of any proposed changes to management and advise the Audit Committee of any such proposed changes deemed by the auditors to be significant which have not been made by management prior to filing;

 .    Discuss with the Company's independent accountants the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. In this regard, the Audit Committee will expect the independent accountants to express and discuss

     - independent judgments about the appropriateness of the Company's current or proposed accounting principles and whether current or proposed financial disclosures are clear

          - views on whether the accounting principles chosen by management are conservative, moderate, or aggressive as they relate to income, asset, and liability recognition, and whether these accounting principles are commonly used

          - reasons why accounting principles and disclosure practices used for new transactions or events are appropriate

          - reasons for accepting or questioning significant estimates made by management

          - views on how selected accounting principles and disclosure practices affect stockholder and public attitudes about the Company.


 .    Expect the Company's financial management to advise the Audit Committee in advance of retaining the independent accountants to perform any non-audit services so that the Committee may assess the possibility that related consulting fees might impair the independence of the auditors;

 .    Review the performance and fees of the Company's independent auditors with the Company's financial management.


Committee Operating Principles - Internal Controls

The Audit Committee will also review the Company's policies and procedures related to internal controls. To that end, the Audit Committee will;

 .    Review the adequacy and effectiveness of the accounting and financial controls with the independent accountants and the status of their internal control recommendations;

 .    Review the adequacy of the policy and practices of the Company related to:

     -    Conflicts of interest;

     -    Ethical conduct; and

     -    Compliance with key regulatory issues


Other Committee Actions and Responsibilities

The Audit Committee may take the following actions on behalf of the Board on the Committee's own initiative subject to providing appropriate notice to the Board of Directors:

     - Review and approve the scope of the Company's annual profit and pension trust audits

     - Answer questions raised by stockholders during an annual stockholders' meeting on matters relating to the committee's activities if asked to do so by the Board of Directors' Chairman

     - Ask the Company's management to cause a study to be conducted of a particular area of interest or concern to the Audit Committee.


The Audit Committee will review and study the following matters in order to make a recommendation for the Board of Directors' action:

     -    Implementation of major accounting policy changes

     -    SEC registration statements to be signed by the Board of Directors

     - The auditors' reports and financial statements prior to publication in the annual report.


The Audit Committee will review and study the following matters in order to facilitate a summary review by the Board of Directors, and if required by the Board, to implement and monitor appropriate action:

     - Accounting policy changes proposed or adopted by organizations such as the Financial Accounting Standards Board (FASB), the Securities Exchange Commission (SEC), and the American Institute of Certified Public Accountants (AICPA), or by comparable bodies outside the U.S.

     - The independent auditors' assessment of the strengths and weaknesses of the company's financial staff, systems, controls, and other factors that might be relevant to the integrity of the financial statements

     -    The adequacy of staffing of the Company's Finance function

     -    Quarterly financial statement review before publication

     -    Gaps and exposures in insurance programs

     - Reports about the company or its subsidiaries submitted by agencies of governments in countries in which the company or its subsidiaries operate

     - Periodic SEC filings and the adequacy of programs and procedures to assure compliance with SEC regulations and regulations of Nasdaq.


The Audit Committee will act as the primary agent of the Board of Directors to monitor, control and implement investigations, and in that context, will:

     - Receive status reports on any investigations that could involve criminal violations or other fines with respect to the Company or any employee in connection with the Company's business;

     - Conduct investigations and, if necessary, retain outside experts, with respect to any alleged illegality that may be brought to the attention of the Audit Committee or its Chairman.


The Audit Committee will review and assess its charter at least annually and obtain approval for any changes from the Board of Directors.

        This Proxy is Solicited on Behalf of the Board of Directors of
                          IRVINE SENSORS CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS-MARCH 7, 2001

    The undersigned stockholder of Irvine Sensors Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement each dated February 5, 2001 and Annual Report of Stockholders for the fiscal year ended October 1, 2000, and hereby appoints James Alexiou and John C. Carson, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, at the Annual Meeting of Stockholders of Irvine Sensors Corporation (the "Company") to be held on March 7, 2001 at 2:00 p.m., California time, at the Wyndham Garden Hotel, 3350 Avenue of the Arts, Costa Mesa, California, and at any adjournment or adjournments thereof, and to vote all shares of Common and Preferred Stock to which the undersigned would be entitled, if then and there personally present, on the matters set forth:

--------------------------------------
COMMENTS/ADDRESS CHANGE: PLEASE MARK      (Continued and to be signed on
COMMENT/BOX ON REVERSE SIDE               reverse side)


--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

This proxy will be voted as directed, or, if no      Please mark
contrary direction is indicated, will be voted       your votes as
FOR proposals 1, 2, 3 and 4.                         indicated in   [X]
---                                                  this example
Additionally, the Company is granted discretionary authority to cumulate votes.

                                                     WITHHELD
                                           FOR       FOR ALL

1. Election of Directors:                  [_]         [_]
   Mel R. Brashears,
   Marc Dumont,
   Maurice C. ("Michael") Inman, Jr.,
   Thomas M. Kelly, Robert G.
   Richards, Vincent F. Sollitto, Jr.,
   Wolfgang Seidel

WITHHELD FOR: (Write that nominee's name in the space provided below)

__________________  ____________________

                                           FOR    AGAINST    ABSTAIN

2. To amend the Company's Certificate of   [_]      [_]        [_]
   Incorporation to increase the number of
   shares of the Company's Common
   Stock from 60,000,000 to 80,000,000.

3. To approve the adoption of the          [_]      [_]        [_]
   Company's 2001 Stock Option Plan.

4. To ratify the appointment of Grant      [_]      [_]        [_]
   Thornton LLP as the Company's
   Independent Accountants.

5. In their discretion, the Proxies are authorized to vote upon such other business as may promptly come before the meeting.



Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said Meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

I PLAN TO ATTEND MEETING                   [_]

I consent to future access of the Annual
Reports and Proxy Materials electroni-
cally via the internet. I understand that [_] the Company may no longer distribute printed materials to me for any future shareowner meeting until such consent is revoked. I understand that I may revoke my consent at any time.

   COMMENTS/ADDRESS CHANGE
 Please mark this box if you have          [_]
written comments/address change on
       the reverse side

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



Signature_______________________ Signature_______________________ Dated_________
NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
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